UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2021

GLOBAL SPAC PARTNERS CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40320	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560 4753

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one subunit and one-half of one redeemable warrant	GLSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one Class A ordinary share, $.0001 par value, and one-quarter of one redeemable warrant	GLSPT	The Nasdaq Stock Market LLC

Redeemable warrants	GLSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by Global SPAC Partners Co., a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Global”), in connection with the transactions contemplated by a definitive Business Combination Agreement (the “Business Combination Agreement”) with Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”).

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of Global and Gorilla and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Global’s and Gorilla’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Global’s and Gorilla’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Business Combination Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Global or Gorilla and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-Transaction company (the “Company”) or the expected benefits of the Transactions, if not obtained;(ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Global prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on Nasdaq; (v) costs related to the Transactions; (vi) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions; (vii) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Global, the satisfaction of the minimum cash requirements of the Business Combination Agreement following any redemptions by Global’s public shareholders; (viii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (ix) the outcome of any legal proceedings that may be instituted against Global or Gorilla related to the Transactions; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Global and Gorilla prior to the Transactions, and the Company following the Transactions; (xi) the ability of the Company to compete effectively in a highly competitive market; (xii) the ability to protect and enhance Gorilla’s corporate reputation and brand; (xiii) the impact from future regulatory, judicial, and legislative changes in Gorilla’s or the Company’s industry; (xiv) the uncertain effects of the COVID-19 pandemic; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xvi) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual bookings; (xvii) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xviii) the ability of the Company to generate sufficient revenue from each of our revenue streams; (xix) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xx) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; (xxi) product sales and/or services; (xxii) the Company’s ability to execute its business plans and strategy; and (xxiii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by Global or Gorilla. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Global and Gorilla undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Readers are referred to the most recent reports filed with the SEC by Global. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Global undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information About the Transactions and Where to Find It

Gorilla intends to file with the SEC a Registration Statement on Form F-4, which will include a proxy statement of Global that constitutes a prospectus for Gorilla and a definitive proxy statement for Global’s shareholders. Promptly after filing its definitive proxy statement with the SEC, Global will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Transactions. Investors and securityholders of Global and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Global’s solicitation of proxies for the special meeting to be held to approve the Business Combination Agreement and the Transactions because these documents will contain important information about Global, Gorilla, the Company, the Business Combination Agreement and the Transactions. The definitive proxy statement will be mailed to securityholders of Global as of a record date to be established for voting on the Business Combination Agreement and the Transactions. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Global with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Global at: 2093 Philadelphia Pike #1968, Claymont, DE 19703.

Participants in the Solicitation

Gorilla, Global, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Global securities in respect of the proposed Transactions. Information about Global’s directors and executive officers and their ownership of Global’s securities is set forth in Global’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated December 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2021	GLOBAL SPAC PARTNERS CO.

	By:	/s/ Bryant B. Edwards
		Name:	Bryant B. Edwards
		Title:	Chief Executive Officer

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